                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   February 28, 2006
                                                   -----------------------------

                  First Franklin Mortgage Loan Trust 2006-FFH1
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             (Exact Name of Issuing Entity as Specified in Charter)

                        Asset Backed Funding Corporation
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               (Exact Name of Depositor as Specified in Charter)

                     Bank of America, National Association
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                (Exact Name of Sponsor as Specified in Charter)

          New York                  333-127970-03               75-2533468
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(State or Other Jurisdiction    (Commission File Number       (I.R.S. Employer
    of Incorporation of            of Issuing Entity)         Identification No.
       Issuing Entity)                                         of Depositor)

214 North Tryon Street, Charlotte, North Carolina                  28255
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(Address of Principal Executive Offices)                           (Zip Code)


Depositor's telephone number, including area code             (212) 583-8405
                                                  ------------------------------


                                      N/A
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         (Former Name or Former Address, if Change Since Last Report:)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01         Other Events

         Attached as Exhibit 4.1 is the pooling and servicing agreement, dated February 28, 2006 (the "Pooling and Servicing Agreement"), among Asset Backed Funding Corporation (the "Company"), as depositor, National City Home Loan Services, Inc. (the "Servicer"), as servicer, and Wells Fargo Bank, N.A., as trustee. The Pooling and Servicing Agreement governs the First Franklin Mortgage Loan Trust 2006-FFH1, Asset-Backed Certificates, Series 2006-FFH1 (the "Certificates"), issued on February 28, 2006, including (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9 and Class M-10 Certificates (the "Public Certificates"), having an aggregate initial class balance of $468,270,000, and (ii) the Class CE, Class R and Class P Certificates (the "Non-Offered Certificates).

         The Public Certificates were sold to Banc of America Securities LLC ("BAS") pursuant to an underwriting agreement, dated February 24, 2006 (the "Underwriting Agreement"), between the Company and BAS. A copy of the Underwriting Agreement is attached as Exhibit 1.1.

         On February 28, 2006, the Non-Offered Certificates were sold to Bank of America, National Association ("BANA") in a transaction exempt from registration under the Securities Act of 1933, as amended. The Non-Offered Certificates constituted part of the purchase price for the mortgage loans purchased from the sponsor.

         The mortgage loans underlying the Certificates were originated or acquired by First Franklin Financial Corporation ("First Franklin"). The mortgage loans underlying the Certificates were purchased by BANA pursuant to a flow sale and servicing agreement, dated November 1, 2005 (the "Flow Sale and Servicing Agreement"), among First Franklin, BANA and the Servicer. A copy of the Flow Sale and Servicing Agreement is attached as Exhibit 10.1. The mortgage loans underlying the Certificates were purchased by the Company from BANA pursuant to a mortgage loan purchase agreement, dated February 28, 2006 (the "Mortgage Loan Purchase Agreement"), between the Company and BANA. A copy of the Mortgage Loan Purchase Agreement is attached as Exhibit 4.2. All of BANA's right, title and interest in the Flow Sale and Servicing Agreement were assigned to the Company pursuant to an assignment, assumption and recognition agreement, dated February 28, 2006 (the "AAR"), among the Company, BANA, First Franklin and the Servicer. A copy of the AAR is attached as Exhibit 10.2.

Item 9.01         Financial Statements and Exhibits

         (c) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

                  1.1 Underwriting Agreement, dated February 28, 2006, between Asset Backed Funding Corporation and Banc of America Securities LLC (including exhibits).
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                  4.1      Pooling and Servicing Agreement, dated February 1,
                           2006, by and among Asset Backed Funding Corporation, National City Home Loan Services, Inc. and Wells Fargo Bank, N.A. (including exhibits).

                  4.2 Mortgage Loan Purchase Agreement, dated February 28, 2006, between Asset Backed Funding Corporation and Bank of America, National Association (including exhibits).

                  10.1 Flow Sale and Servicing Agreement, dated November 1, 2005, among Bank of America, National Association, First Franklin Financial Corporation and National City Home Loan Services, Inc. (including exhibits).

                  10.2 Assignment, Assumption and Recognition Agreement, dated February 28, 2006, among Asset Backed Funding Corporation, Bank of America, National Association, First Franklin Financial Corporation and National City Home Loan Services, Inc. (including exhibits).





                            Signature page to follow

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                          ASSET BACKED FUNDING CORPORATION



                          By:   /s/ Juanita L. Deane-Warner
                                -----------------------------------

                          Name: Juanita L. Deane-Warner

                                Title: Vice President



Date:  February 28, 2006


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                        ASSET BACKED FUNDING CORPORATION

                                  EXHIBIT INDEX


Exhibit                                                            Paper (P) or
  No.    Exhibit Description                                      Electronic (E)
-------  -------------------                                      --------------

1.1      Underwriting Agreement, dated February 28, 2006, between         E
         Asset Backed Funding Corporation and Banc of America
         Securities LLC (including exhibits).
4.1      Pooling and Servicing Agreement, dated February 1, 2006,         E
         by and among Asset Backed Funding Corporation, National
         City Home Loan Services, Inc. and Wells Fargo Bank, N.A. (including exhibits).
4.2      Mortgage Loan Purchase Agreement, dated February 28,             E
         2006, between Asset Backed Funding Corporation and Bank
         of America, National Association (including exhibits).
10.1     Flow Sale and Servicing Agreement, dated November 1,             E
         2005, among Bank of America, National Association, First
         Franklin Financial Corporation and National City Home
         Loan Services, Inc.
10.2     Assignment, Assumption and Recognition Agreement, dated          E
         February 28, 2006, among Asset Backed Funding
         Corporation, Bank of America, National Association, First
         Franklin Financial Corporation and National City Home
         Loan Services, Inc. (including exhibits).